CÔNG TY CỔ PHẦN TẬP ĐOÀN TÍN THÀNH
Địa chỉ: 71 Phổ Quang, Phường 2, Quận Tân Bình, TP.Hồ Chí Minh
Điện thoại: (028) 3547 2102 - Fax: (028) 3547 1409 - MST: 0309346677
Website: www.tinthanhgroup.vn - Email: tinthanh@tinthanhgroup.vn

Số: 1203 /2023/CV-TT

Tp. HCM, ngày 20 tháng 03 năm 2023

V/v thông báo chấm dứt Hợp đồng chuyển nhượng cổ phần và đề nghị trả tiền nợ

Kính gửi: Công ty Philux Global Group Inc.

Đầu tiên, Công ty Cổ phần Tập đoàn Tín Thành ("**Tập đoàn Tín Thành**") xin gửi đến quý Công ty lời chúc sức khỏe cùng lời chào trân trọng.

Căn cứ Hợp đồng chuyển nhượng cổ phần ký bởi Công ty Cổ phần Tập đoàn Tín Thành và Công ty Philux Global Group Inc. vào ngày 13/8/2023, Phụ lục 01 ngày 03/10/2022, Phụ lục 02 ngày 11/11/2022, Phụ lục 03 ngày 15/12/2022, Phụ lục 04 ngày 15/01/2023 và Phụ lục 05 ngày 14/02/2023, tính đến hết ngày 15/3/2023, Phi Group đã không hoàn tất nghĩa vụ nhận chuyển nhượng cổ phần của Tập đoàn Tín Thành theo Hợp đồng mà Hai Bên đã ký, không thể thu xếp khoản vốn đầu tư 250 triệu đô la Mỹ như Phi Group đã cam kết. Vậy bằng công văn này, Tập đoàn Tín Thành thông báo đến PhiGroup như sau:

+ Tập đoàn Tín Thành chính thức chấm dứt Hợp đồng chuyển nhượng cổ phần kể từ ngày 20/3/2023.
+ Đề nghị Phi Group thông báo đến các cơ quan liên quan về việc chấm dứt này và thực hiện tháo gỡ toàn bộ thông tin trên các trang tin truyền thông về việc Phi Group hợp tác, mua cổ phần của Tín Thành.
+ Trong vòng 05 ngày kể từ ngày nhận được văn bản này, đề nghị Phi Group hoàn trả toàn bộ số tiền còn nợ Tập đoàn Tín Thành, trong đó số tiền mượn gồm 205.000 USD và 35.000 EUR, số tiền đã trả là 58.000$ và 8.000 EUR. ***Số tiền Phi Group phải trả cho Tập đoàn Tín Thành là 147.000 USD và 27.000 EUR.***

Tập đoàn Tín Thành cảm ơn sự hợp tác của Phi Group trong thời gian qua.

Xin chân thành cảm ơn và kính chào./.

TỔNG GIÁM ĐỐC

M.S.D.N: 0309346677 - C.T.C.P. CÔNG TY CỔ PHẦN TẬP ĐOÀN TÍN THÀNH - Q. TÂN BÌNH - T.P HỒ CHÍ MINH

TRẦN ĐÌNH QUYỀN

CÔNG TY CỔ PHẦN TẬP ĐOÀN TÍN THÀNH
Địa chỉ: 71 Phổ Quang, Phường 2, Quận Tân Bình, TP.Hồ Chí Minh
Điện thoại: (028) 3547 2102 - Fax: (028) 3547 1409 - MST: 0309346677
Website: www.tinthanhgroup.vn - Email: tinthanh@tinthanhgroup.vn

No.: 12.03/2023/CV-TT

Ho Chi Minh, 20th March, 2023

V/v: Inform to termintate the Stock Transfer Agreement and request to pay the outstanding amount

Respecfully to: PHILUX GLOBAL GROUP INC.

First of all, Tin Thanh Group Joint Stock Company (**"Tin Thanh Group"**) would like to send you best wishes for health and respectful greetings.

Pursuant to The Stock Transfer Agreement which is signed betwwen and by Tin Thanh Group Joint Stock Company and Philux Group Global Inc. on August 13, 2022; the first Amendment to Stock Transfer Agreement on October 03, 2022; the second Amendment to Stock Transfer Agreement on November 11, 2022; the third Amendment to Stock Transfer Agreement on December 15, 2022; the fourth Amendment to Stock Transfer Agreement on January 15, 2023; the fifth Amendment to Stock Transfer Agreement on February 14, 2023, until the end of March 15, 2023, Phi Group has failed to complete its obligations to purchase the Tin Thanh Group's stock in acording to the signed Stock Transfer Agreement; Phi Group has failed to arrange the investment fund of 250 mil. US dollars as committed. By this notice, Tin Thanh Group would like to inform to Phi Group as folows:

+ Tin Thanh Group formally terminates the Stock Transfer Agreement from March 20, 2023;
+ Requests Phi Group for notifying relevant agencies about this termination and removing all information on media sites about the cooperation and purchase of Tin Thanh Group's shares.
+ Within 05 days from receiving this letter, requests Phi Group paying all outstanding amount to Tin Thanh Group, in which the borrowing amount including 205,000 USD and 35,000 EUR, the paid amount: 58,000 USD and 8,000 EUR. ***The outstanding amount that Phi Group has to pay to Tin Thanh Group is 147,000 USD and 27,000 EUR.***

Tin Thanh Group thanks Phi Group for the cooperation in the past time.

Sincerely yours!.

GENERAL DIRECTOR

CÔNG TY CỔ PHẦN TẬP ĐOÀN TÍN THÀNH – Q.TÂN BÌNH - T.P HỒ CHÍ MINH

TRAN DINH QUYEN